SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                           THE SECURITIES ACT OF 1934


       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): OCTOBER 30, 2003



                             CYBEROPTICS CORPORATION
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             (Exact name of registrant as specified in its charter)

            Minnesota                     (0-16577)             41-1472057
---------------------------------         ---------             ----------
 (State or other jurisdiction of      COMMISSION FILE NO.    (I.R.S. Employer
 incorporation or organization)                             Identification No.)


         5900 GOLDEN HILLS DRIVE
         MINNEAPOLIS, MINNESOTA                                   55416
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(Address of principal executive offices)                        (Zip Code)


                                 (612) 542-5000
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

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Item 7.  Financial Statements and Exhibits

         (c)      Exhibits (furnished but not filed):

                           Exhibit 99  Press Release Dated October 30, 2003

Item 12. Results of Operations and Financial Condition

         On October 30, 2003, CyberOptics Corporation published a press release, which is furnished but not filed as Exhibit 99 hereto, providing information regarding its results of operations and financial condition for the three and nine month periods ended September 30, 2003 and 2002.


                                   SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           CYBEROPTICS CORPORARTION


                                           By /s/ Kathleen P. Iverson
                                             ----------------------------------
                                             Kathleen P. Iverson, Chief
                                               Executive Officer

Dated: October 30, 2003